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                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549



                                                    FORM 8-K

                                                  CURRENT REPORT
                                         PURSUANT TO SECTION 13 OR 15(d) OF
                                         THE SECURITIES EXCHANGE ACT OF 1934

                                      Date of Report (Date of earliest event
                                                    reported):

                                                September 13, 2001

                                                Accelio Corporation
                  --------------------------------------------------------------------------------
                              (Exact name of registrant as specified in its charter)

                  --------------------------------------------------------------------------------


               Canada                                   1-111898                                  N/A
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

                 --------------------------------------------------------------------------------
                                560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
                 --------------------------------------------------------------------------------
                                 (Address of principal executive offices) (zip code)

                                                  (613) 230-3676
                 --------------------------------------------------------------------------------
                                 (Registrant's telephone number, including area code)

                                                JetForm Corporation
                 --------------------------------------------------------------------------------
                            (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

     JetForm Corporation (the "Company") filed articles of amendment to its articles of incorporation to change its corporate name to Accelio Corporation on September 13, 2001 after receiving stockholder approval the day before. Effective September 18, 2001, the Company changed its Nasdaq National Market Stock symbol from "FORM" to "ACLO." Effective September 17, 2001, the Company also changed its Toronto Stock Exchange symbol from "JFM" to "LIO."

     All filings made with the SEC by the Company on or after September 20, 2001 will appear under the Accelio Corporation name, while all filings made prior to that date will appear under the JetForm Corporation name.

ITEM 7.   EXHIBITS.

          (a)  Financial statements and pro forma financial information.

               None.

          (b)  Exhibits.

          99.1 Text of Press Release of the Company dated September 12, 2001 announcing the name change.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ACCELIO CORPORATION
                                 (Registrant)



                                 By:  /s/   Jeffrey McMullen
                                    --------------------------------------------
                                    Name:  Jeffrey McMullen
                                    Title: Senior Vice President, Finance and
                                             Chief Financial Officer

Dated: September 20, 2001
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                                 EXHIBIT INDEX


Exhibit
-------

99.1 Text of Press Release of the Company dated September 12, 2001 announcing the name change.